BRIDGEWAY FUNDS, INC.

Aggressive Investors 1 Fund
Ultra-Small Company Fund
Ultra-Small Company Market Fund
Small-Cap Growth Fund
Small-Cap Value Fund
Blue Chip Fund (formerly, Blue Chip 35 Index Fund)
Managed Volatility Fund

Supplement dated March 24, 2020
to the Prospectus dated October 31, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The following replaces “Market Risk (All Funds)” in the section “Additional Fund Information – Principal Risks” on page 51:

Market Risk (All Funds): The Funds could lose value if the individual securities in which they have invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.

Market risks, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Funds’ investments.  In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Funds. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Funds’ investments.

2.	The following replaces the section “Shareholder Information – Purchasing Shares” on page 63:

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received by the Funds or its agent in good order before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. Purchase orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information. The minimum initial investment in any Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans and health savings accounts may have lower minimum initial investments.

3.	The following replaces the section “Shareholder Information – Redeeming Shares” on page 67:

Selling Shares. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Redemption orders received in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV.  Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.

If you are selling shares that were recently purchased by check or through ACH, you will not be able to place a redemption until the check has cleared, which may take up to 15 days, or the ACH transaction has been completed and is deemed unlikely to be reversed, which may take 30 or more calendar days. Please note also that an account with a purchase made by ACH may be limited to directing the delivery of subsequent redemption proceeds to the bank account associated with funding of the purchase.

The Funds generally meet redemption requests by selling portfolio securities. In cases where redemption proceeds are paid to a shareholder prior to the settlement of the portfolio security sales made to meet the redemption request, the Funds may use short-term borrowing to resolve the settlement day gap. For redemption requests over a certain amount, the Funds may pay all or a part of the redemption proceeds in-kind (i.e., in securities, rather than in cash), as described below under “Redemption of Very Large Amounts.”

You may not be able to redeem your Fund shares or Bridgeway Funds may delay paying your redemption proceeds if:

•	the NYSE is closed (other than customary weekend and holiday closings);
•	trading on the NYSE is restricted; or
•	an emergency exists (as determined by the U.S. Securities and Exchange Commission).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE